UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 19, 2013, Freeport-McMoRan Copper & Gold Inc. (the Company) and Richard C. Adkerson, its President, Chief Executive Officer and Vice Chairman, entered into a Letter Agreement pursuant to which Mr. Adkerson and the Company mutually agreed to terminate his Amended and Restated Employment Agreement dated December 2, 2008, as amended, under the conditions set forth in the Letter Agreement. The current term of the employment agreement, which annually renewed, would have expired on January 1, 2015.
Mr. Adkerson will remain the Company’s, President, Chief Executive Officer and Vice Chairman. Mr. Adkerson will also remain bound by the nondisclosure, noncompetition and confidentiality provisions, and the Company will remain bound by the indemnification provisions, set forth in the terminated employment agreement. In consideration of Mr. Adkerson’s agreement to terminate his employment agreement and forego any rights under the agreement, the Company granted Mr. Adkerson a special retention award of 1.0 million restricted stock units. Mr. Adkerson will hold this award through retirement and the shares of stock will be distributed following Mr. Adkerson’s retirement from the Company. In addition, as part of the agreement, Mr. Adkerson’s outstanding stock options are fully vested and will remain exercisable for their remaining terms and his outstanding performance-based equity awards will no longer be subject to a service condition but will continue to be contingent upon the achievement of all performance conditions.
This description of the Letter Agreement is qualified in its entirety by the terms of the Letter Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.
FCX issued a press release announcing the restructuring of employment arrangements with CEO Richard Adkerson, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: December 23, 2013

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

10.1	Letter Agreement by and between Freeport-McMoRan Copper & Gold Inc. and Richard C. Adkerson.
99.1	Press Release dated December 23, 2013, titled “Freeport-McMoRan Copper & Gold Inc. Announces Restructuring of Employment Arrangements with CEO Richard Adkerson.”